UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 1, 2005

Titanium Metals Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-28538	13-5630895
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1999 Broadway, Ste 4300, Denver, Colorado		80202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	303-296-5600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Section 303A.03 of the New York Stock Exchange ("NYSE") Listed Company Manual requires NYSE-listed companies to disclose in their annual proxy statements the non-management director who is chosen to preside at all regularly-scheduled executive sessions of the non-management members of the board of directors. Titanium Metals Company ("TIMET") inadvertently omitted this information from its annual proxy statement dated April 8, 2005, and provides that information in this Current Report on Form 8-K. The Chair of TIMET’s Audit Committee presides at all regularly-scheduled executive sessions of the non-management members of the board of directors. The Investor Information—Corporate Governance section of TIMET’s website at www.timet.com includes copies of TIMET’s Corporate Governance Guidelines, Code of Business Conduct and Ethics, Audit Committee Charter and the Audit Committee’s Procedures Regarding Accounting Complaints or Concerns.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Titanium Metals Corporation

November 1, 2005	By:	Matthew O'Leary

Name: Matthew O'Leary
Title: Corporate Attorney & Assistant Secretary